SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 13, 2005

                                   __________


                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                     024996                13-3645702
 (State or other jurisdiction of      (Commission           (I.R.S. employer
  incorporation or organization)      file number)         identification no.)


     6801 Governors Lake Parkway, Suite 110                      30071
               Norcross, Georgia                               (Zip code)
    (Address of principal executive offices)

       Registrant's telephone number, including area code: (678) 533-8000

                 805 Third Avenue,
              New York, New York 10022                             10022
   (Former address of principal executive offices)               (Zip code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01   Changes in Registrant's Certifying Accountants


      (a) In connection with the relocation of the principal executive offices of Internet Commerce Corporation ("ICC") from New York to Georgia, on January 13, 2005, the board of directors of ICC, upon recommendation and approval of the audit committee, dismissed Deloitte & Touche LLP ("D&T") as its independent public accountant.

            The reports issued by D&T on the financial statements of ICC for both of the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles. During ICC's two most recent fiscal years and through January 13, 2005, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its reports.

            ICC provided D&T with a copy of the foregoing disclosures and requested in writing that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The confirming letter from D&T is attached as Exhibit 16.1 to this Current Report on Form 8-K.

      (b) On January 13, 2005, the board of directors of ICC, upon recommendation and approval of the audit committee, appointed Tauber & Balser, P.C., Atlanta, Georgia, to act as ICC's independent public accountants to audit and certify ICC's financial statements for the fiscal year ending July 31, 2005.

Item 9.01   Financial Statements and Exhibits

      (a)   Financial Statements

            Not applicable.

      (b)   Exhibits

            Exhibit      Description
            -------      -----------

            16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated January 19, 2005.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Internet Commerce Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 19, 2005

                                       INTERNET COMMERCE CORPORATION



                                       By: /s/ Glen E. Shipley
                                          ----------------------------
                                          Glen E. Shipley
                                          Chief Financial Officer





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